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                                 United States
                      Securities and Exchange Commission
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                       January 8, 2001 (January 4, 2001)



                           LOWRANCE ELECTRONICS, INC.
                          (Exact name of registrant as
                           specified in its charter)


    DELAWARE                        0-15240                    44-0624411
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification
incorporation)                                                   Number)


                            12000 EAST SKELLY DRIVE
                             TULSA, OKLAHOMA  74128
             (Address of principal executive offices and zip code)

                                  918-437-6881
                        (Registrant's telephone number,
                              including area code)

                                      N/A
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     Lowrance Electronics, Inc. (the "Company") has entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of January 4, 2001, among the Company, Cobra Electronics Corporation, a Delaware corporation ("Parent"), and Blue Marlin, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"). The Merger Agreement contemplates, among other things, that, subject to the terms and conditions set forth in the Merger Agreement, Parent and Sub will commence a cash tender offer (the "Offer") to purchase all of the outstanding shares of the Company's common stock, par value $0.10 per share (the "Shares"), at a price of $8.25 per Share, net to the seller in cash, without interest thereon. The Offer will be subject to certain conditions, including the conditions that (i) at the expiration of the Offer there shall have been validly tendered and not withdrawn a number of Shares which constitutes at least 63 1/3 percent of the Shares that in the aggregate are outstanding determined on a fully diluted basis, (ii) any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated prior to the expiration date of the Offer, and (iii) Parent shall have received the proceeds of debt financing in an amount necessary to consummate the transactions contemplated by the Merger Agreement on terms satisfactory to Parent in its sole discretion. The Merger Agreement provides that if the Offer is consummated pursuant to its terms, Sub will, on the terms and subject to the conditions set forth in the Merger Agreement, thereafter be merged (the "Merger") with and into the Company, with the Company as the
surviving corporation in the merger.   At the effective time of the Merger, each
outstanding Share, other than the Shares owned by Parent or the Sub, will be converted (except for Shares owned by any holder who properly demands appraisal rights) into the right to receive $8.25 in cash.

     The foregoing discussion is only a summary and is qualified in its entirety by reference to the Merger Agreement and the press release filed as exhibits hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     A.  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
         Not applicable.

     B.  PRO FORMA FINANCIAL INFORMATION.
         Not applicable.

     C.  EXHIBITS

         Exhibit 2.1 Agreement and Plan of Merger, dated as of January 4, 2001, among Cobra Electronics Corporation, Blue Marlin, Inc. and Lowrance Electronics, Inc.

         Exhibit 99.1 Press Release, dated January 5, 2001, relating to the tender offer by Cobra Electronics Corporation

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LOWRANCE ELECTRONICS, INC.



Dated: January 8, 2001              By: /s/ Douglas J. Townsdin
                                        -----------------------------------
                                        Douglas J. Townsdin
                                        Vice President of Finance and CFO

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